UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2012

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		818-575-4500
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 20, 2012, ValueClick, Inc. (the "Company") announced the divestiture of Search123, its self-service paid search business operating in Europe. The terms of the transaction, which are not material to the Company's financial position, consist of future contingent payments based upon the performance of the business over the next four years. The transaction is expected to close by the end of September.

The Company also provided an update on expected results for the third quarter ended September 30, 2012. The Company currently expects third quarter revenue and adjusted-EBITDA from continuing operations (excluding Search123) to be near the high-end of the respective guidance ranges provided on August 2, adjusted to exclude Search123.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1     Press Release dated September 20, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

September 24, 2012	By:	/s/ Scott Barlow

Name: Scott Barlow
Title: Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 20, 2012.